Investor Presentation February 2015 Exhibit 99.01

Statements contained in this presentation that state the company’s or management’s expectations or predictions of the future are forward–
looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange
Act of 1934.  The words “believe,” “expect,” “should,” “estimates,”
“intend,” and other similar expressions identify forward–looking statements.  It is important to note that actual results could differ materially from those projected in such forward–looking statements.
For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission, and available on
Valero’s website at www.valero.com.

Safe Harbor Statement

Who We Are
World’s Largest Independent Refiner
• 15 refineries, 2.9 million barrels per day (BPD) of high-complexity throughput capacity
• Greater than 70% of refining capacity located in U.S. Gulf Coast and Mid-Continent
• Approximately 10,000 employees
Large Logistics Infrastructure with Focus on Growth
• General partner and majority owner of Valero Energy Partners LP (NYSE: VLP), a growth-oriented, fee-based master limited partnership (MLP)
• Significant inventory of logistics assets within Valero
Wholesale Fuels Marketer
• Approximately 7,400 marketing sites in U.S., Canada, United Kingdom, and Ireland
• Brands include Valero, Ultramar, Texaco, Shamrock, Diamond Shamrock, and Beacon
One of North America’s Largest Renewable Fuels Producers
• 11 corn ethanol plants, 1.3 billion gallons per year (85,000 BPD) production capacity
• Operator and 50% owner of Diamond Green Diesel joint venture – 10,500 BPD renewable diesel production capacity

Assets Concentrated in
Advantaged Locations
Refinery
Capacities (MBPD) Nelson
Index Throughput Crude Oil
Corpus Christi 325 205 19.9
Houston 175 90 15.4
Meraux 135 125 9.7
Port Arthur 375 335 12.4
St. Charles 290 215 16.0
Texas City 260 225 11.1
Three Rivers 100 89 13.2
Gulf Coast 1,660 1,284 14.0
Ardmore 90 86 12.1
McKee 180 168 9.5
Memphis 195 180 7.9
Mid-Con 465 434 9.3
Pembroke 270 210 10.1
Quebec City 235 230 7.7
North Atlantic 505 440 8.9
Benicia 170 145 16.1
Wilmington 135 85 15.9
West Coast 305 230 16.0
Total or Avg.  2,935 2,388 12.4

Strategy to Enhance Stockholder Returns
Operations
Excellence
Capital Returns to
Stockholders
Disciplined Capital
Investments
Unlocking Asset
Value
•
Demonstrate commitment to safe and reliable operations
•
Continuously improve our top-tier operating performance
•
Optimize margins with refining system’s feedstock and product markets flexibility
•
Disciplined capital allocation
•
Seek to increase cash returns through dividend growth
•
Use stock buybacks to reduce shares outstanding and concentrate future value per share
•
Rigor in capital projects and M&A selection and execution
•
Invest to grow logistics assets and reduce feedstock costs
•
Evaluate investments to upgrade natural gas and natural gas liquids
•
Opportunistically invest in ethanol to maintain high returns
•
Grow Valero Energy Partners LP and realize value for Valero
•
Execute accelerated dropdown strategy and evaluate other
potential MLP-able earnings streams
•
Previously unlocked value in retail business via 2013 spinoff to stockholders

Key Market Trends
U.S. and Canadian crude oil, natural gas, and natural gas liquids
(NGLs) production growth is providing cost advantages to
North American refiners
- Lower crude prices may temporarily constrain production growth rate
Location-advantaged refiners in U.S. Gulf Coast, Mid-Continent, and Canada benefit from resource advantages and/or export
opportunities
Global refined products demand growth is expected to continue
- Expect lower prices to consumers will drive product demand growth

Production Growth Provides Resource Advantage to North American Refiners Source: DOE (for 2014, data through November) Source: DOE (for 2014, data through November) 7

Persistent Focus Drives Results in Safety,
Environmental, and Regulatory Compliance
(1)Source: U.S. Bureau of Labor Statistics.
All 2014 values are estimates.
Statistics are for Refining only.
Operations
Excellence

Top-Tier Operating Performance through
Continuous Improvements
Source: Solomon Associates and Valero Energy, includes Pembroke and Meraux
2012
2010
2008
• Reliability drives safe and
profitable operations
Seven of our refineries are first
quartile in mechanical availability
• Initiated new reliability programs
beginning mid-2000s
• Significant gains made in
operations benchmarks since
2008
• Personnel committed to
excellence

Sustained high availability and favorable margin environment enable higher capacity utilization rates

Reliability Programs and Commercial
Optimization Drive Higher Utilization Rates
System-wide
mechanical
availability near
1
st
Quartile since
2011

Optimizing Margins with Feedstock Flexibility
in Our Complex Refinery System
•
Capability to adjust
feedstocks and optimize
margins as crude price
environment shifts among
grades: light, medium,
heavy, sweet, sour
•
Focus on optimization
activities
•
Expect additional light crude
flexibility with completion
of topper units in progress
Range of Flexibility in Valero’s Gulf Coast
Region Quarterly Feedstock Mix 2010-2014

•
Approximately half of benefits visible in
margin capture rate increase of >4%
and balance of benefits in 100 MBPD
throughput volume increase from
feedstocks and new gas plant
•
Benefits visible in U.S. Gulf Coast
region reported results improvement
from 4Q12 to 3Q14
(1)
•
120 MBPD of combined new capacity
successfully started end of 2012 and
mid-2013
•
Designed to produce high-quality
distillates from low-quality feedstocks
and natural gas
Port Arthur and St. Charles Hydrocrackers
Performing Better Than Expected

(1) See Appendix for details and assumptions
•
Realized annual EBITDA estimated at
$800 million for trailing 4-quarters
3Q14
•
Compares to $780 million implied by
disclosed guidance model
(1)

Disciplined Capital Allocation
Framework Emphasizes Stockholders
Dividend Growth
•
Focus on sustainability
•
Increase competition
for cash flow versus
reinvestments (growth
capex and acquisitions)
Sustaining Capex
•
Estimate $1.5 billion or
lower annual “stay-in-
business” spend
•
Key to safe and
reliable operations
Debt and Cash
•
Maintain investment
grade credit rating
•
Target 20% to 30%
debt-to-cap ratio
(1)
Stock Buybacks
•
Flexibility to return
cash, reduce share
count, and manage
capital employed
•
Increase competition
versus reinvestments
Growth Capex
•
Prioritize higher-value,
higher-growth, faster-
payback opportunities
that enhance future
returns
Acquisitions
•
Evaluate accretion
versus stock buybacks
•
Enhance future
returns
“Non-Discretionary”
“Discretionary”

Capital
Returns to
Stockholders
(1) Debt-to-cap ratio based on total debt reduced by $2 billion cash balance, excluding VLP debt and equity

Increasing Focus on Dividends and Stock
Buybacks
• Increased dividend by 45% in
1Q15 versus 4Q14
• Regular dividend increases over
last three years
• Accelerated stock buybacks in
2013 and 2014
• Approximately $1.5 billion of
stock repurchase authorization at
end of 4Q14
Targeting >50% total payout ratio of
earnings in 2015 via dividends and
stock buybacks
*2015 through Feb 20

Advancing Growth Investments While
Managing Capital Spending Lower
(1) Excludes estimated placeholder for methanol project of $150 million in 2015 and $300 million in 2016 as evaluation remains in progress
Disciplined
Capital
Investment
(1)
•
Focus on logistics growth after 2015 spending to complete crude toppers
•
Expect nearly all logistics growth investments to be eligible for dropdown into VLP

Pipelines
•
Completed tie-in to pipeline in Childress, TX and secured incremental
40 to 50 MBPD Midland-priced crude as substitute for Cushing-priced crude primarily at the McKee refinery
•
Expect Diamond Pipeline to supply Memphis refinery via Cushing and start up in 1H17 or earlier
Tanks, Docks, and Vessels
•
Tanks and vessels to supply crude to Quebec City refinery post-Enbridge
Line 9B reversal expected in 2Q15
•
Corpus Christi dock commissioned in 3Q14; completion of tanks for crude exports expected in 1Q15

Logistics Investments Enhance Valero’s
Feedstock Flexibility and Export Capability
Rail
•
Purchased 5,320 CPC-1232 railcars; received 4,078 through Jan 2015
•
Expect new railcars to serve long-term needs in ethanol and asphalt
•
Crude unloading facilities at Quebec City, St. Charles, and Port Arthur
•
Benicia crude unloading facility undergoing permitting process

Crude Topper Investments Very Attractive

Estimate $500 million annual EBITDA for combined projects in 2014 price environment
•
160 MBPD new topping capacity
designed to process up to 50 API
domestic sweet crude
Lowers feedstock cost by
generating 55 MBPD low sulfur
resid
Increases net throughput
capacity by 105 MBPD
•
Expect startup in 1H16
•
Expect 50% IRR on 2014 prices,
>25% IRR with Brent and LLS even
•
Corpus Christi:  Estimated $350 MM
capex for 70 MBPD capacity
•
Houston:  Estimated $400 MM
capex for 90 MBPD capacity
Incremental Volume
(MBPD)
Feeds
Eagle Ford crude 160
Low sulfur atmos resid (55)
Products
LPG 3.3
Propylene 1.3
BTX 0.4
Naphtha (at export prices) 40
Gasoline 12
Jet 39
Diesel 13
Resid (3)
Combined Projects Estimates
Total investment (1) $750 MM
Annual EBITDA contribution (2) $500 MM
Unlevered IRR on total spend (2) 50%
See Appendix for assumptions.
(1) Excluding interest and overhead allocation
(2) Estimates based on 2014 full year average prices; EBITDA = operating income before deduction for depreciation and amortization expense

Key Natural Gas and NGLs Upgrading
Investments

Hydrocracker
Expansions
Evaluating
Methanol Plant at
St. Charles
Evaluating Houston
Alkylation Unit
•
1.6 – 1.7 million tonnes per year production (36 – 38 MBPD)
•
Leverages existing assets to reduce capital requirement
compared to grassroots facility
•
Continuing to evaluate capital costs and project economics
•
Expect investment decision in 2Q15; startup in 2018 if approved
•
12.5 MBPD capacity
•
Upgrades low-cost NGLs to premium-priced alkylate
•
Continuing to evaluate capital costs and project economics
•
Expect investment decision in 2015; startup in 2017 if approved
•
Increase distillate yield partially from hydrogen via natural gas
•
Completed Meraux’s 20 MBPD capacity expansion in 4Q14;
expect approximately $90 million annual EBITDA contribution
at 2014
(1)
prices on total investment of approx. $260 million
•
30 MBPD total capacity addition at St. Charles and Port Arthur in progress; expect startup in 2H15
(1) 2014 full year average prices; see project details in Appendix

Ethanol Investments Have Performed Well
Note:  See Appendix for reconciliation of EBITDA to GAAP results.
Outstanding
Cash
Generation
Excellent
Acquisitions
Competitive
Advantages
• 11 plants acquired between
2Q09 and 1Q14 for $794MM,
less than 35% of replacement
value
• 1.3 billion gallons total
annual production
• Scale and location in corn
belt
• Operational best practices
transferred from refining
• Low capital investment
• $2.2 billion cumulative
EBITDA generated since
acquisitions
• $161 million cumulative
capex  excluding acquisition
costs

Our Sponsored MLP
Valero Energy Partners (NYSE: VLP)
Growth-oriented
logistics MLP with
100% fee-based
revenues
• Valero owns entire 2% general partner interest, all incentive distribution rights, and 68.6% LP interest
• High-quality assets integrated with Valero’s refining system
• Primary vehicle to grow Valero’s midstream investments
• Provides access to lower cost capital
Unlocking
Asset Value

Estimated EBITDA from Inventory of Eligible MLP
Assets Total Approximately $900 Million
(1) Includes assets that have other joint venture or minority interests.
Pipelines
(1)
• Over 1,200 miles of active pipelines
• Expect start-up of 440-mile Diamond Pipeline from Cushing to Memphis refinery in
1H17
Racks, Terminals, and Storage
(1)
• Over 72 million barrels of active shell capacity for crude and products
• 139 truck rack bays
Rail
• Three crude unloading facilities with estimated total capacity of 150 MBPD
• Purchased CPC-1232 railcars expected to serve long-term needs in ethanol and asphalt
Marine
(1)
• 51 docks
• Two Panamax class vessels
Fuels Distribution
• Evaluating qualifying volumes and commercial structure as potential drop-down candidate
Expect $1 billion of drop-down transactions to VLP in 2015

We Believe Valero Is an Excellent Investment
•
Majority of capacity located in U.S. Gulf Coast and Mid-
Continent with access to cost-advantaged crude, natural gas,
NGLs, and corn
•
Proven operations excellence
•
Excellent investment and operations in ethanol
•
Emphasis on capital allocation to stockholders
•
Disciplined capital investment that prioritizes higher-value, higher-growth, faster-payback opportunities to capture
benefits of advantaged resources
•
Unlocking value through growth in MLP-able assets and
dropdowns to VLP
•
Focus on valuation multiple expansion

Appendix
Topic Pages
Valero 2014 Highlights and 2015 Goals 24-25
Valero Energy Partners LP and CST Brands Spinoff 26-28
Capital Spending and Key Investment Details 29-38
Other Valero Operations Highlights 39-44
Macro Outlook and Key Margin Drivers 45-51
Global Demand and Refining Capacity 52-56
U.S. Fundamentals and DOE Data 58-68
International Fundamentals 69-70
Non-GAAP Reconciliations 71
IR Contact Information 72

Key 2014 Highlights
Operations Excellence
•
Achieved record annual system refinery capacity utilization of approximately 96% in 2014
•
Increased average consumption of price-advantaged North American light sweet crudes in 2014 by approximately 200
MBPD compared to 2013
•
Reduced Quebec refinery’s crude costs by $3/bbl versus Brent from premium of approximately $2/bbl in 2013 to discount of approximately $1/bbl in 2014
•
Secured attractively priced term-supply of WTI Midland for Mid-Continent refineries
•
Increased gasoline and diesel exports by 49 MBPD, or approximately 18%, in 2014 versus 2013
•
Launched Top Tier gasoline in wholesale marketing system
•
Achieved record $835 million annual Ethanol segment EBITDA
Capital Returns to Stockholders
•
Increased cash returned to stockholders through dividends and buybacks by $460 million in 2014, or 33%, versus 2013
Disciplined Capital Investments
•
Completed and started up Meraux hydrocracker conversion project in 4Q14
•
Secured capital efficient Diamond Pipeline option and supply to Memphis refinery with crude from Cushing
•
Started up 90 MBPD of total crude rail unloading capacity at St. Charles and Port Arthur
•
Acquired idled ethanol plant in Mt. Vernon, Indiana at less than 15% of replacement cost and restarted facility within five months
Unlocking Asset Value
•
Grew VLP via first drop-down acquisition of $154 million purchase price on July 1, 2014
Other
•
Diamond Green Diesel JV benefitted by approximately $126 million on retroactive reinstatement of Blenders Tax Credit

Key 2015 Goals
Operations Excellence
•
Start up Montreal crude terminal with the Enbridge Line 9B reversal and lower Quebec refinery’s crude costs versus Brent compared to 2014
•
Grow product export market share and increase branded wholesale fuels volume
Capital Returns to Stockholders
•
Increase total payout ratio of earnings over 2014’s 50% payout level
Disciplined Capital Investments
•
Complete Houston and Corpus Christi toppers on time and on budget
•
Make final investment decisions on methanol plant at St. Charles refinery and alkylation unit a
t Houston refinery; if approved, share strategic rationale with investors
•
Complete 25 MBPD McKee CDU capacity expansion
•
Complete 30 MBPD total hydrocracker capacity expansions at Port Arthur and St. Charles
•
Gain permit approval to construct Benicia crude rail unloading facility
Unlocking Asset Value
•
Grow the size of identified MLP-able EBITDA available for drop-downs to VLP
•
Execute $1 billion of drop-down transactions to VLP

Approximately $900 Million of Estimated MLP Eligible EBITDA at Valero Fuels distribution would provide incremental EBITDA if selected 26

27 VLP Nearing the “High Splits” • 4Q14 distribution at $0.266 per unit • VLP expected to reach 50% split in 2015, payable in 2016, based on accelerated drop-down strategy

Unlocked Value via Retail Spinoff in 2013

CST Brands, Inc. (NYSE: CST) has traded
at approximately double the earnings
valuation of VLO
VLO received nearly $1 billion in cash net
of tax liability and working capital
benefit to CST
Liquidated our 20% retained interest in
CST common stock, or 15 million shares,
in November 2013
CST Brands is now Valero’s largest
wholesale customer

Allocating Significant Growth Capital to Logistics 29 • Railcars spending declines as receipt of railcars order concludes • Future spending focuses on pipelines

Refining & Renewables Capital Focused on
Capturing Benefits of Key Long-Term Trends
• Advantaged crude processing optimizes feedstock flexibility, mainly for light crudes
• Hydrocracking increases production of high-margin distillates
• Petchems, methanol, and hydrocracking upgrade natural gas or NGLs to higher-value liquids

McKee Diesel Recovery Improvement and
CDU Expansion Startup Expected in 2H15

Incremental Volume
(MBPD)
Feeds
WTI 25
Products
LPG 0.4
Benzene concentrate 0.3
Gasoline 12
Jet -
Diesel 12
Resid 0.6
Project Estimates
Total investment $140 MM
Annual EBITDA contribution (1) $100 MM
Unlevered IRR on total spend (1) 45%
Investment Highlights
•
Adding 25 MBPD crude unit capacity
and parallel light ends processing
train
•
Expect to improve yields and
volume gain by recovering diesel
from FCC and HCU feeds
•
Expect to increase diesel and
gasoline production on price-
advantaged crude
•
Expect to reduce energy
consumption via heat integration
Status
•
Diesel recovery and benefits started
in mid-2014; expect crude
expansion start-up in 2H15
(1) Estimates based on 2014 full year average prices; EBITDA = operating income before deduction for depreciation and amortization expense

Meraux Hydrocracker Conversion Completed
December 2014

Incremental Volume
(MBPD)
Feeds
Purchased hydrogen
(MMSCFD)
13
Products (MBPD)
Gasoline 5
Jet -
Diesel 19
HSVGO 2
Unconverted gasoil (23)
Fuel oil -
Project Estimates
Total investment $260 MM
Annual EBITDA contribution (1) $90 MM
Unlevered IRR on total spend (1) 25%
(1) Estimates based on 2014 full year average prices; EBITDA = operating income before deduction for depreciation and amortization expense
Investment Highlights
•
Converted hydrotreater into high-
pressure hydrocracker and
repurposed old FCC gas plant for
additional LPG recovery
•
Expect to upgrade 23 MBPD gasoil
and low-cost hydrogen (via natural
gas) mainly into high quality diesel
•
Expect to increase refinery distillate
yield versus gasoline (Gas/Diesel
ratio drops from 0.72 to 0.59)
•
Expect to increase refinery liquid
volume yield by 1.8%
•
Avoided compliance capex on FCC
Status
•
Project started up in Dec 2014 and is
operating well

Estimates Incremental Volume (MBPD)
Feeds
Eagle Ford crude 70
Low sulfur atmos resid (24)
Products
LPG 2.5
Propylene 0.9
BTX 0.4
Naphtha 16
Gasoline 7
Jet 16
Diesel 9
Resid (3)
Houston and Corpus Christi Crude Topping
Units Expected Online in 1
st
Half of 2016

Project Estimates
Total investment $350 MM
Annual EBITDA contribution (1) $260 MM
Unlevered IRR on total spend (1) 55%
Estimates Incremental Volume (MBPD)
Feeds
Eagle Ford crude 90
Low sulfur atmos resid (29)
Distillate (2)
Butane (2)
Hydrogen (MMSCFD) 3
Products
LPG 0.8
Propylene 0.4
Naphtha 24
Gasoline 5
Jet 23
Diesel 4
Slurry 0.2
Project Estimates
Total investment $400 MM
Annual EBITDA contribution (1) $240 MM
Unlevered IRR on total spend (1) 45%
Corpus Christi
Houston
(1) Estimates based on 2014 full year average prices; EBITDA = operating income before deduction for depreciation and amortization expense

Diamond Pipeline

Project Estimates
Total investment (1) $484 MM
Cumulative spend through 2014 Zero
Annual EBITDA contribution (2) $46 MM
Unlevered IRR on total spend at least 12%
(1) Includes additional Valero cost for pipeline connection at Memphis refinery
(2) EBITDA = Operating income before deduction for depreciation and amortization expense
Investment Highlights
•
Increases Memphis refinery’s crude
supply flexibility via connection to
Cushing and economic crudes
•
Provides direct control over crude
blend quality
•
Grows Valero’s inventory of assets
eligible for VLP dropdown in capital-
efficient manner
•
Valero holds option until January
2016 to acquire 50% interest in
pipeline
•
Expect completion in 1H17 or earlier

Estimated Key Price Sensitivities on Project
Economics

Change in Estimated EBITDA (1) Relative to 2014 (2) Prices
($millions/year)
McKee Diesel
Recovery & CDU
Expansion
Meraux HCU
Expansion
Corpus
Christi
Topper
Houston
Topper
ICE Brent, +$1/bbl none $0.8 $0.4 none
ICE Brent – WTI, +$1/bbl $5.5 none None none
ICE Brent – LLS, +$1/bbl N/A none $25.6 $32.9
Group 3 CBOB – ICE Brent, +$1/bbl $2.0 N/A N/A N/A
Group 3 ULSD – ICE Brent, +$1/bbl $5.5 N/A N/A N/A
USGC CBOB – ICE Brent, +$1/bbl N/A $1.7 $2.4 $2.4
USGC ULSD – ICE Brent, +$1/bbl N/A $6.8 $9.0 $9.9
Natural gas (Houston Ship Channel), +$1/mmBtu -$0.7 -$1.9 -$4.3 -$3.2
Naphtha – ICE Brent, +$1/bbl N/A none $5.8 $8.8
LSVGO – ICE Brent, + $1/bbl N/A -$7.3 $3.1 $5.2
Total investment IRR, +10% cost -6% N/A -5% -4%
(1) Operating income before deduction for depreciation and amortization expense
(2) 2014 full year average
Note:  Margin drivers shown are not inclusive of all feedstocks and products in economic models. Estimated economic sensitivities can not be accurately interpolated or extrapolated solely from the estimated key price sensitivities shown above. 1

Project Price Set Assumptions

Driver ($/bbl) 2014 Average
ICE Brent 99.49
ICE Brent – WTI 6.35
ICE Brent – LLS 2.75
USGC CBOB – ICE Brent 3.52
G3 CBOB – WTI 12.27
USGC ULSD – ICE Brent 14.25
G3 ULSD – WTI 23.88
Natural gas (Houston Ship Channel, $/mmBtu) 4.34
Naphtha – ICE Brent -0.67
LSVGO – ICE Brent 8.86

Port Arthur and St. Charles Hydrocrackers
Performance Details
Benefits Realized in Reported Results
Trailing 4 Quarters
$mm, except /bbl amounts 4Q12 3Q14 Increase
Gulf Coast Capture Rate 58.8% 63.2% 4.4%
x Gulf Coast Indicator/bbl, trailing 4Q 3Q14 $19
= Extra margin captured/bbl $0.83
x Gulf Coast volume, trailing 4Q 3Q14 MPBD 1,586
x Annualized Days 365
= Benefit from higher Capture Rate $483
Gulf Coast Throughput Volume MBPD 1,488 1,586 98
x Gulf Coast Indicator/bbl, trailing 4Q 3Q14 $19
x Gulf Coast Capture Rate, trailing 4Q 3Q14 63%
x Annualized Days 365
= Benefit from higher Volume $429
Total Benefit from Hydrocracker Projects $912
Less: estimated operating costs before depreciation and amort. exp. -110
= EBITDA (estimated) $802
Key Assumptions
• Market prices for trailing 4 quarters as of 3Q14 applied to guidance model disclosed by Valero in February 2012 to estimate $780 million in EBITDA
• Gulf Coast capture rate increase based on average of trailing 4 quarters reported margin per barrel (excluding cost of RINs allocated in results at
$0.30/bbl for 4Q12 and $0.40/bbl for 4Q13 averages) divided by Gulf Coast indicator margin
• Gulf Coast LPGs pricing based on propane
• Many factors can influence our reported margins including, but not limited to, charges, yields, pricing, timing and ratability, secondary costs, other allocations, hedging, and GAAP inventory costing methods
• EBITDA = operating income before deduction for depreciation and amortization expense

Gated Investment Management Process
•
Development costs increase as project progresses through the phases
•
NPV and IRR of future cash flows per price forecasts and operating plans evaluated
•
“Target” IRR hurdle rate ranges, which can change depending on the project and market conditions:
Refining growth projects, target >=50% in Phase 1 to >=30% in Phase 3
Cost savings projects, target >=12% in Phase 3
Logistics projects, target pre-tax >=12% in Phase 3 + refinery benefits

Valero’s Light Crude Processing Capacity in
North America
MBPD
(1) Not incentivized in 4Q14 to maximize North American light crude consumption versus alternative grades.
McKee Crude Unit Expansion
•
25 MBPD additional capacity
expected in 2H15
•
Distillate recovery improvements
Houston Crude Topper
•
90 MBPD capacity expected 1H16
•
Displaces 30 MBPD intermediate
feedstock purchases
Corpus Christi Crude Topper
•
70 MBPD capacity expected 1H16
•
Displaces 25 MBPD intermediate
feedstock purchases
(1)

Valero Continues to Process Cost-Advantaged
U.S. and Canadian Crude
Note:  Non-U.S. and Canadian crude runs exclude Valero’s Pembroke Refinery.  Cost-advantaged crudes exclude imports and historically discounted medium sour crudes, such as Mars/ASCI domestic;
heavy sour crudes, such as Maya; and high-acid crudes, such as Pazflor.

Valero Leads Peers in Total Location-
Advantaged Crude Capacity
Source:  Company 10-k reports.  Crude distillation capacity based on geographic location.
Access to lower cost North American crude benefits refiners in Mid-Continent, Gulf Coast, and
Canada; product export opportunities for Gulf Coast and Canada

Expect Quebec City Refinery to Have Cost-Advantaged
Access to 100% North American Crude Slate in 2015
Shifted to cost-advantaged crudes via rail and foreign flagged ships from USGC, with additional savings expected from deliveries on Enbridge Line 9B beginning in 2Q15

U.S. Natural Gas Provides Opex and
Feedstock Cost Advantages
Note:  Estimated per barrel cost of 864,000 mmBtu/day of natural gas consumption at 92% refinery throughput capacity utilization, or 2.7 MMBPD.
$1.3 billion
higher pre-tax
annual costs
$2.8 billion
higher pre-tax
annual costs
Valero’s refining operations consume approximately 864,000 mmBtu/day of natural gas, split almost equally between operating expense and cost of goods sold
Significant annual pre-tax cost savings compared to refiners in Europe or Asia

Valero’s Capacity for Additional
Product Exports
Opportunities to expand U.S. Gulf
Coast export capability for gasoline
to 308 MBPD and diesel to 472
MBPD
Export markets pull volume from
U.S., enabling high refinery
utilization and improved margins
Supported by global refined
products demand growth
Logistics investments also support
segregation

Long-Term Macro Market Expectations
Global Outlook
U.S. Economy and
Petroleum Demand
North American
Resource
Advantage
International Export
Markets
• Economic activity and total petroleum demand increases
• Transportation fuels demand grows
• Refining capacity growth slows after 2015; utilization stabilizes then expected to increase
• Refinery rationalization pressure continues in Europe, Japan, and Australia
• Economic growth strengthens over next five years, which stimulates refined product demand
• Diesel and jet fuel demand continues to strengthen
• Gasoline demand continues to recover moderately
• Natural gas production growth still attractive and development continues
• Crude production is economic; growth continues, but may be tempered with lower prices
• North American refiners maintain competitive advantage
• Broad lifting of crude export ban not expected for several years, if ever
• U.S. continues to be an advantaged net exporter of products
• Atlantic Basin market continues to grow, with increasing demand from
Latin America and Africa
• U.S. Gulf Coast is strategically positioned with globally competitive assets

U.S. and Canadian Production Growth Provides
Crude Cost Advantage to North American Refiners
Source: EIA, Consultants, company announcements and Valero estimates; 2014 U.S. Crude imports as of Nov 2014
Production growth
reduces imports
Largest growth from U.S.
shale crude and heavy
Canadian crude

Estimated Crude Oil Transportation Costs
to USEC
Rail $12 to
$15/bbl
to St. James
Rail $12/bbl
to Cushing
Rail $9/bbl
Cushing
to Houston
Pipe $2 to
$4/bbl
Midland
to Houston
Pipe $4/bbl
CC to Houston
$1 to $2/bbl
Houston to
St. James
$1 to $2 /bbl
to West Coast
Rail $13 to $15/bbl
USGC to USEC
U.S. Ship $5 to $7/bbl
USGC to Canada
Foreign Ship $2/bbl
Alberta to Bakken
$1 to $2/bbl
Rail $9/bbl
U.S. Ship
$4 to
$5/bbl
Alberta
to Eastern Canada
Rail $11 to $12/bbl
Bakken

48 Crude Oil Differentials Versus ICE Brent Source: Argus; 1Q15 through Feb 6. LLS prices are roll adjusted.

49 Valero’s Regional Refinery Indicator Margins Source: Argus; 1Q15 through Feb 6

•
Gulf Coast Indicator: (GC Colonial 85 CBOB A grade- LLS) x 60% + (GC ULSD 10ppm
Colonial Pipeline prompt - LLS) x 40% + (LLS - Maya Formula Pricing) x 40% + (LLS -
Mars Month 1) x 40%
•
Midcontinent Indicator: [(Group 3 CBOB prompt - WTI Month 1) x 60% + (Group 3
ULSD 10ppm prompt - WTI Month 1) x 40%] x 60% + [(GC Colonial 85 CBOB A grade prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40%] x 40%
•
West Coast Indicator: (San Fran CARBOB Gasoline Month 1 - ANS USWC Month 1) x
60% + (San Fran EPA  10 ppm Diesel pipeline - ANS USWC Month 1) x 40% + 10%
(ANS – West Coast High Sulfur Vacuum Gasoil cargo prompt)
•
North Atlantic Indicator: (NYH Conv 87 Gasoline Prompt – ICE Brent) x 50% + (NYH
ULSD 15 ppm cargo prompt – ICE Brent) x 50%
•
LLS prices are Month 1, adjusted for complex roll
•
Prior to 2010, GC Colonial 85 CBOB is substituted for GC 87 Conventional
•
Prior to 4Q13, Group 3 Conventional 87 gasoline substituted for Group 3 CBOB

Valero’s Regional Indicator Margins Defined

Low Cost U.S. Natural Gas Provides
Competitive Advantage

Sources: Argusand Bloomberg. Japan LNG through Nov 30, 2014; U.S. and Europe through Feb 12,2015. Natural gas price converted to barrels using factor of 6.05x
•
U.S. natural gas is significantly discounted to Brent on an energy equivalent basis
•
Prices expected to remain low and disconnected from global oil and gas markets for foreseeable future

Global Petroleum Demand Projected to Grow
Source:  Consultant (EIA and IEA) and Valero estimates. Consultant annual estimates generally updated 6 to 12 months after year end.
Emerging markets in Latin America, Middle East, Africa, and Asia lead demand growth

U.S. Refining Capacity Is Globally Competitive and
Continues to Take Market Share
Source:  EIA and IEA (U.S. data through November 2014, Europe data through December 2014)
Less-competitive capacity
Source:  EIA (2014 data through November)
Net imports
Net
exports
•
U.S. flipped from importer to exporter on lower local product demand and higher refinery utilization, particularly in PADDS 2, 3, and 4, driven by structural cost advantages for crude oil and natural gas
•
Gulf Coast refineries have gained export market share in the Atlantic Basin

World Refinery Capacity Growth
Source: Consultantand Valero estimates; Net Global Refinery Additions = New Capacity + Restarts – Announced Closures
• New capacity additions expected in Asia and Middle East
• Announced new capacity in Brazil, Mexico, and Colombia likely to be smaller and start later than planned
• Expansions in Ecuador, Peru, Algeria, and Egypt unlikely due to cost and geopolitical pressures
• Capacity rationalization expected to continue in Europe, Australia, and Japan

Capacity Rationalization in Atlantic Basin
Sources:  Industry and Consultant reports and Valero estimates
•
Marginal refiners in U.S. East Coast, Caribbean and Western Europe are shutting capacity
•
Demand growth, poor reliability, and low utilization in Latin American refineries provide opportunities for competitive refineries to export products and meet supply needs

*Partial closure of refinery captured in capacity.  Note:  This data represents refineries currently closed, ownership may choose to restart or sell listed refinery.
Sources: Industry and Consultant reports, Valero estimates, and direct and public disclosure by each owner.
Location Owner
CDU Capacity
Closed (MBPD)
Year
Closed Location Owner
CDU Capacity
Closed (MBPD)
Year
Closed
Perth Amboy, NJ Chevron 80 2008 Coryton, U.K. Petroplus 175 2012
Bakersfield,CA  Big West 65 2008 Petit Couronne, France Petroplus 160 2012
Ingolstadt, Germany* Bayernoil 102 2008 Rome, Italy Total/Erg 88 2012
Yabucoa, Puerto Rico Shell 76 2008 Fawley, U.K.* ExxonMobil 80 2012
Westville, NJ Sunoco 145 2009 Paramo, Czech Republic Unipetrol 20 2012
Bloomfield, NM Western 17 2009 St. Croix, U.S.V.I Hovensa 350 2012
North Pole, AK* Flint Hills 85 2009 Aruba Valero 235 2012
Teesside, UK Petroplus 117 2009 Lisichansk, Ukraine TNK-BP 175 2012
Gonfreville, France* Total 90 2009 Clyde, Australia Shell 75 2012
Dunkirk, France Total 140 2009 Port Reading, NJ Hess N/A 2013
Toyama, Japan Nihonkai Oil 57 2009 Dartmouth, Canada Imperial Oil 88 2013
Yorktown, VA Western 65 2010 Harburg, Germany Shell 107 2013
Montreal, Canada  Shell 130 2010 Porto Marghera, Italy ENI 80 2013
Reichstett, France Petroplus 85 2010 Sakaide, Japan Cosmo Oil 140 2013
Wilhemshaven, Germany ConocoPhillips 260 2010 North Pole, AK Flint Hills 80 2014
Sodegaura, Japan* Fuji Oil 50 2010 Mantova, Italy MOL 69 2014
Oita, Japan* JX Holdings 24 2010 Stanlow, U.K.* Essar 101 2014
Mizushima, Japan* JX Holdings 110 2010 Milford Haven, UK Murphy 130 2014
Negishi, Japan* JX Holdings 70 2010 Yokkaichi, Japan* Cosmo Oil 43 2014
Kashima, Japan* JX Holdings 18 2010 Tokuyama, Japan Idemitsu Kosan 114 2014
Marcus Hook, PA Sunoco 175 2011 Kurnell, Australia Caltex 135 2014
St. Croix, U.S.V.I,* Hovensa 150 2011 Kawasaki, Japan * Tonen-General 67 2014
Arpechim, Romania OMV Petrom 70 2011 Wakayama, Japan* Tonen-General 38 2014
Cremona, Italy Tamoil 94 2011 Muroran, Japan JX Holdings 180 2014
Ogimachi, Japan Toa Oil Company 120 2011 Chiba, Japan* Kyokuto Petroleum 23 2014
Funshun, China Funshun Petrochem. 70 2011 Kaohsiung, Taiwan Chinese Petroleum Corp. 200 2015
Paramount, CA Alon 90 2012 Bulwer Island, Australia BP 102 2015
North Pole, AK* Flint Hills 48 2012 Lindsey, U.K.* Total 110 2016
Berre L’Etang, France LyondellBasell 105 2012

Global Refining Capacity Rationalization

Location Owner CDU Capacity (MBPD)
Lytton, Australia Caltex 109
Nishihara, Japan Petrobras/Sumitomo 95
Inchon, Korea SK Energy 270
Whitegate, Ireland Phillips 66 71
Barbers Point, HI Chevron 54
Pasadena, TX Petrobras 100
Bahia Blanca, Argentina Petrobras 31
Gothenburg, Sweden Shell 80
Port Dickson, Malaysia Shell 156
Livorno ENI 106
Taranto ENI 120
Mazeikiai, Lithuania PKN 190
Okinawa, Japan Petrobras/Nansei Sekiyu 100
Falconara, Italy API 80
Hamburg, Germany Tamoil 78
Collombey, Switzerland Tamoil 72
Chiba, Japan Cosmo Oil 240
Chiba, Japan TonenGeneral 152

Global Refining Capacity For Sale or Under
Strategic Review
Sources: Direct and public disclosure by each owner

58 U.S. Crude Fundamentals Source: DOE weekly data through February 6, 2015

U.S. Gasoline Fundamentals
USGC Brent Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd)
Source:  Argus; 2015 weekly data through Feb 6
Source:  2014 DOE monthly data through Nov 2014; 2015 weekly data through Feb 6
Source:  2014 DOE monthly data through Nov 2014; 2015 weekly data through Feb 6
U.S. Net Imports of Gasoline and Blendstocks (mbpd)
Source:  2014 DOE monthly data through Nov 2014
U.S. Gasoline Days of Supply

U.S. Distillate Fundamentals
USGC Brent ULSD Crack (per bbl) U.S. Distillate Demand (mmbpd)
Source:  Argus; 2015 weekly data through Feb 6
Source:  2014 DOE monthly data through Nov 2014; 2015 weekly data through Feb 6
Source:  2014 DOE monthly data through Nov 2014; 2015 weekly data through Feb 6
Source:  2014 DOE monthly data through Nov 2014; 2015 weekly data through Feb 6
U.S. Distillate Days of Supply
U.S. Distillate Net Imports (mbpd)

61 U.S. Transport Indicators Source: U.S. DOE PSM / U.S. DOT FHA Most recent data includes Nov 2014

62 U.S. Transport Indicators: Trucking

Note:  Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source:  DOE Petroleum Supply Monthly data as of November 2014. 4 Week Average estimate from Weekly Petroleum Statistics Report and Valero estimates.

Increase in U.S. Gasoline Exports

Decrease in U.S. Gasoline Imports
Note:  Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source: DOE Petroleum Supply Monthly data as of November 2014. 4 Week Average estimate fromWeekly Petroleum Statistics Report and Valero estimates.

Source: DOE Petroleum Supply Monthly with data as of November 2014. 4 Week Average estimate from Weekly Petroleum Statistics Report 65 Increase in U.S. Diesel Exports 12 Month Moving Average, MBPD

U.S. Is Net Refined Products Exporter
U.S. Demand for Refined Products and Net Trade
MMBPD
U.S. Petroleum Demand Excluding Ethanol and Non-Refinery NGL’s
(Refined Product Demand)
Net Imports
Net
Exports
Implied Total Production of
U.S. Refined Products
Note: Implied production = Petroleum demand excluding ethanol and non-refinery NGLs minus product netimports. Source: EIA, Consultant and Valero estimates; data through Nov 2014
Implied Production of U.S. Refined
Products for Domestic Use
Valero’s share of U.S. exports has averaged 20% to 25% over the past few years

MBPD

U.S. Shifted to Net Exporter
Note:  Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source:  DOE Petroleum Supply Monthly data as of Nov 2014
•
Net refined products exports increased from 335 MBPD in 2010 to 2,450 MBPD in 2014
•
Diesel net exports averaged 917 MBPD in 2014 (Jan-Nov)
•
Gasoline net exports averaged 50 MBPD in 2014 (Jan – Nov)
•
Gasoline and blendstocks have shifted to net exports

Source: DOE Petroleum Supply Monthly dataas of Nov2014; Latin America includes Southand Central America plus Mexico.
U. S. Product Exports By Destination
U. S. Product Exports By Source
MMBPD
12 Month Moving Average

U.S. Growing Market Share by Exports
•
Refined products demand is growing in developing countries and Atlantic Basin
(capacity closures)
•
U.S. Gulf Coast (PADD III) is the largest source of exported products

69 Mexico Statistics Diesel Gross Imports (MBPD) Source: PEMEX, latest data Dec 2014 Gasoline Gross Imports (MBPD) Crude Unit Throughput (MBPD) Crude Unit Utilization

70 Decrease in Venezuelan Exports to the U.S. Source: EIA, November 2014

Reconciliation of Operating Income to EBITDA
Ethanol (millions) 2Q09 – 4Q09 2010 2011 2012 2013 2014 Cumulative
Operating income $165 $209 $396 $(47) $491 $786 $2,000
+ Depreciation and
amortization expense $18 $36 $39 $42 $45 $49 $229
= EBITDA $183 $245 $435 $(5) $536 $835 $2,229

Investor Relations Contacts

For more information, please contact:
John Locke
Executive Director, Investor Relations
210-345-3077
john.locke@valero.com
Karen Ngo
Manager, Investor Relations
210-345-4574
karen.ngo@valero.com